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                                                                Exhibit 10.16(C)

                               THIRD AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "THIRD AMENDMENT"), is dated November 18, 2003, by and among Animas Corporation, a Delaware corporation (the "COMPANY"), Johnson and Johnson Development Corporation ("JJDC"), and those Existing Holders (as defined below) listed on the signature page hereto.

         WHEREAS, the Company and certain holders of (a) the Company's Series B Convertible Preferred Stock, $0.01 par value per share (the "SERIES B PREFERRED STOCK") and (b) the Company's Series C Convertible Preferred Stock, $0.01 par value per share (the "SERIES C PREFERRED STOCK"), are parties to an Amended and Restated Registration Rights Agreement dated as of October 11, 2001, as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement dated as of May 13, 2002, and as amended by that certain Second Amendment to Amended and Restated Registration Rights Agreement dated as of January 21, 2003 (together with all joinders thereto, the "REGISTRATION RIGHTS AGREEMENT"); and

         WHEREAS, concurrently with the execution of this Third Amendment, JJDC is acquiring from the Company units (the "UNITS") consisting of one share of Series C Preferred Stock and one warrant to purchase nine-tenths (0.9) of one share of Series C Preferred Stock (the "WARRANTS"), pursuant to a Unit Purchase Agreement (the "PURCHASE AGREEMENT"); and

         WHEREAS, the sale to JJDC has been deemed to be a Strategic Investor Offering (as defined in the Stockholders Consent) by the Board of Directors of the Company in accordance with the terms of the Unanimous Consent of Stockholders of the Company dated as of January 21, 2003 (the "STOCKHOLDERS CONSENT"); and

         WHEREAS, in the Stockholders Consent, each of the holders of the Company's Series B Preferred Stock, and each of the holders of the Company's Series C Preferred Stock as of the date of the Stockholders Consent (collectively, the "CONSENTING Holders"), empowered the Chairman, President and Chief Executive Officer, Chief Financial Officer, the Senior Vice President and any Vice President of the Company (each an "AUTHORIZED OFFICER," and collectively, the "AUTHORIZED OFFICERS") as their attorney-in fact, in their name and on their behalf, to execute and deliver from time to time all documents which are reasonably necessary to effectuate amendments to the Registration Rights Agreement so that the Common Stock issued or otherwise issuable as a result of any Strategic Investor Offering could be afforded the same registration rights as currently set forth in the Registration Rights Agreement (the "POWER OF ATTORNEY"); and

         WHEREAS, as a condition to entering into and consummating the Purchase Agreement, JJDC has required the Company to amend the Registration Rights Agreement in order to, among other things, include the Common Stock received upon conversion of the Series C Preferred Stock included in the Units (including conversion of the Series C Preferred Stock received upon exercise of the Warrants included in the Units) as "Registrable Securities" within the meaning of the Registration Rights Agreement; and

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         WHEREAS, to induce JJDC to enter into and consummate the Purchase
Agreement, the Company desires to amend the Registration Rights Agreement on the terms and conditions set forth below; and

         WHEREAS, Section 13(d) of the Registration Rights Agreement provides that the Registration Rights Agreement may not be amended or modified, and no provision thereof may be waived, without the consent of (i) the Company, (ii) the Initial Series B Investors holding at least 60% of the votes entitled to be cast by the holders of Series B Conversion Shares owned by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares,
(iii) the Initial Series C Investors holding at least 60% of the votes entitled to be cast by the holders of Series C Conversion Shares owned by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares, and (iv) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities then outstanding (collectively, the "REQUIRED APPROVALS").

         NOW, THEREFORE, in consideration of the premises, the agreements and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to such terms in the Registration Rights Agreement.

         2.       Amendments to Registration Rights Agreement.

                  a. The following defined terms are hereby amended and restated in their entirety as follows:

                           (1)      "Existing Holders" means those holders of
the Company's Series B Preferred Stock and those holders of the Company's Series C Preferred Stock, in each case who are a party to this Registration Rights Agreement.

                           (2)      "Series C Investor" shall mean,
collectively, (A) the purchasers of Series C Preferred Stock pursuant to the Series C Purchase Agreement, including the Additional Series C Investors (as defined in the First Amendment), (B) the purchasers of Units pursuant to any Unit Purchase Agreement, and (C) Silicon Valley Bank.

                           (3)      "Series C Preferred Stock" shall mean,
collectively, (i) the shares of Series C Preferred Stock issued pursuant to the Series C Purchase Agreement, whether at the Initial Closing or at a Subsequent Closing (and including the Additional Series C Preferred Stock), and (ii) any shares of Series C Preferred Stock purchased pursuant to or in connection with a Unit Purchase Agreement (including but not limited to those shares issued upon exercise of the Warrants).

                           (4)      "Unit Purchase Agreement" shall mean (A)
that certain Unit Purchase Agreement dated January 21, 2003 (together with all joinders thereto, including but not limited to that Unit Purchase Agreement dated March 21, 2003 between the Company and InvestCare Partners Limited Partnership) pursuant to which certain Existing Holders, holders

                                      -2-

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of the Series C Preferred Stock, certain holders of the Common Stock and certain new investors acquired Units and (B) any Unit Purchase Agreement used in a Strategic Investor Offering (as defined in the Stockholders Consent) whereby a strategic investor acquires Units in the Company.

                           (5)      "Units" shall mean those certain Units
purchased pursuant to a Unit Purchase Agreement and consisting of one share of Series C Preferred Stock and a Warrant.

         3. Additional Parties. The Company, together with each Consenting Holder, without any further action on their respective parts, hereby consents to the inclusion of the Common Stock received directly or upon conversion of any convertible securities included in a Strategic Investor Offering as Registrable Securities, on substantially the terms and conditions applicable to other Registrable Securities pursuant to the Registration Rights Agreement.

         4. Ratification of Registration Rights Agreement. Except as expressly amended hereby, all of the terms of the Registration Rights Agreement shall remain in full force and effect and are hereby ratified and confirmed.

         5. Governing Law. This Third Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict of laws doctrines of such Commonwealth or any other jurisdiction to the contrary.

         6. Counterparts; Facsimile Execution. This Third Amendment may be executed in any number of counterparts, including by facsimile signature, each of which shall be an original and all of which, when taken together, shall be deemed one and the same agreement.

         7. Effective Time. This Third Amendment shall become effective and legally binding upon the Company and the Existing Holders and shall be deemed to effectively amend the Registration Rights Agreement, when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Required Approvals.

   THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.

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                                                                Exhibit 10.16(C)

         IN WITNESS WHEREOF, the parties hereto have executed, or caused this Third Amendment to Amended and Restated Registration Rights Agreement to be executed by its duly authorized officer or other representative, on the date and year first above written.

ANIMAS CORPORATION                       JOHNSON AND JOHNSON DEVELOPMENT
                                         CORPORATION

By: /s/ Katherine D. Crothall            By: /s/ Roger J. Guidi
    ----------------------------             --------------------------
Name:                                    Name: Roger J. Guidi
Title:                                   Title: Vice President

 /s/ Katherine D. Crothall
----------------------------
KATHERINE CROTHALL, PRESIDENT
AND CHIEF EXECUTIVE OFFICER OF
ANIMAS CORPORATION, SIGNING
PURSUANT TO THE POWER OF
ATTORNEY GRANTED BY:

KATHERINE CROTHALL                       CHRIS COYNE
GRAEME CROTHALL                          GREG COYNE
PETER LARKMANN TRUST                     CITY NATIONAL BANK TTEE FBO
KAREN LARKMANN TRUST                     DWT/PARSONS
CHRISTINE LARKMANN TRUST                 DONALD A. SIVICK, JR
GAYLE LARKMANN TRUST                     DANIEL W. K. NG
GWEN CROTHALL TRUST                      MICHAEL J. MITCHELL
WILLIAM A. GRAHAM, IV                    JOHN C. TOMPKINS
HLM/UH FUND L.P.                         SARA LEE TOMPKINS
HLM OPPORTUNITIES FUND, L.P.             WILLIAM KEANE
HLM/CB FUND II, L.P.                     BURR B. MCKEEHAN
LIBERTY ADVISORS, INC.                   ALAN I. REICH/MINDY M. REICH
LIBERTY VENTURES I, L.P.                 PILGRIM BAXTER HYBRID PARTNERS II, L.P.
LIBERTY VENTURES II, L.P.                DAVID ELLIS
TDH CAPITAL PARTNERS                     MICHAEL MERSON
ANVERS L.P.                              NG ASSOCIATES
ANVERS II L.P.